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                                                                   EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of Renaissance Solutions, Inc. on Form S-3 of our report dated October 24, 1996 appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.

Deloitte & Touche LLP
Boston, Massachusetts

October 25, 1996